Exhibit 99.2

Fourth Quarter 2022 Conference Call Presentation March 9, 2023

SAFE - HARBOR STATEMENT 2 | Investor Presentation This release contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : ( i ) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K and our other filings with the Securities and Exchange Commission (the “SEC”) . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

4Q22 PERFORMANCE SUMMARY

PERFORMANCE UPDATE Fourth Quarter 2022 4 | Investor Presentation Targeted commercial expansion, improved operational execution Record orders and backlog entering 2023 4Q22 Performance Strategic Progress Points Three months ended Dec. 31 2022 As of March 2023 • Commercial execution. Broad - based y/y revenue and Adjusted EBITDA growth across each reporting segment • Order and backlog growth. 4Q22 orders increased 270% y/y; near record backlog of $297.2 million as of 12/31/22 • Improved margin outlook. Will complete lower - margin project activity in backlog in Q1 ‘23 ; improved demand, operating leverage, price discipline support margin expansion in 2023 • Improved asset utilization. 50% of optimal tower capacity is booked for the full - year 2023 and 2024 • Improved balance sheet. Total cash and availability of $40.1 million, +$25.2 million on a y/y basis – sufficient liquidity to support business growth • Favorable policy outlook. IRA - related policy visibility provides significant, incremental tax benefits for qualifying projects; OEM activity beginning to improve New business development. $175 million in new wind tower orders with major global OEM (announced Jan - 23) Revenue mix diversification. Increased non - wind revenue by 45% since 2018 – supports risk mitigation Asset optimization. More than half of optimal wind tower capacity booked through year - end 2024 Record, high - margin backlog. IRA 45x tax credit supports improved project economics on backlog Disciplined capital allocation. More than $40 million in cash and liquidity to support growth entering 2023; net leverage of 0.7x

CONSOLIDATED FINANCIAL DATA
Fourth Quarter 2022

Demand recovery underway within Wind market, while other, diverse end-markets remain stable entering 2023

+54% y/y revenue growth, supported by increased demand across all segments

Gross profit margin **increased +270 bps y/y to 6.4%**; includes completion of a portion of competitively priced tower order in 4Q22, the remainder of which will be completed in 1Q23

Generated y/y growth in Adjusted EBITDA in **all reporting segments**

Improved demand expected to drive **increased operating leverage** in 2023

Total Revenue
($MM)


$26.0
$44.8
$40.1
4Q21
3Q22
4Q22

Gross Profit
($MM)


$1.0
$3.7
$2.6
4Q21
3Q22
4Q22

Adjusted EBITDA
($MM)


$1.9
$0.2
-$1.2
4Q21
3Q22
4Q22

Net Income (Loss)
($MM)


-$4.1
-$1.8
-$2.9
4Q21
3Q22
4Q22

5 | Investor Presentation

HEAVY FABRICATIONS SEGMENT

Fourth Quarter 2022

Organic share gains position us to drive above-market growth into a secular domestic onshore wind recovery

+61% y/y segment revenue growth, supported by increasingly stable backlog of project work

Segment EBITDA burdened by new tower model start-up costs and production of lower-margin order which will be completed in Q1 ' 23

Orders and backlog benefited from **$175 million in new orders** with major OEM announced in Jan-23

Anticipated, additional new tower awards to further support operating leverage

Segment Revenue
($MM)


$14.7
$30.6
$23.7
4Q21
3Q22
4Q22

Segment EBITDA
($MM)


$0.0
$1.5
$0.3
4Q21
3Q22
4Q22

Segment Orders
($MM)


$31.1
$62.9
$184.1
4Q21
3Q22
4Q22

Segment Backlog at Quarter-End
($MM)


$62.6
$79.1
$239.5
4Q21
3Q22
4Q22

6 | Investor Presentation

GEARING SEGMENT Fourth Quarter 2022 7 | Investor Presentation Focused on driving segment EBITDA margin to within a low - to - mid teens % range through improved utilization, higher - margin project work +41% y/y segment revenue growth , supported by demand growth within energy, industrial and steel markets Segment backlog remains elevated, +33% on a y/y basis Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $0.1 $1.2 $0.8 4Q21 3Q22 4Q22 $32.1 $39.0 $42.5 4Q21 3Q22 4Q22 Focused on driving continued price discipline, improved mix and further operational excellence to drive sustained margin expansion $8.3 $10.2 $11.7 4Q21 3Q22 4Q22 $16.8 $15.5 $15.1 4Q21 3Q22 4Q22

INDUSTRIAL SOLUTIONS SEGMENT Fourth Quarter 2022 8 | Investor Presentation Seeing renewed strength in the natural gas turbine market, while benefiting from improved price realization and lower logistics expenses +53% y/y segment revenue growth , supported by improved demand in the global natural gas turbine market Segment backlog remains elevated, +29% on a y/y basis Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) Delivered 15% EBITDA margin in 4Q22, versus negative margin in the prior - year period $3.0 $4.0 $4.7 4Q21 3Q22 4Q22 $0.0 $0.0 $0.7 4Q21 3Q22 4Q22 $7.9 $6.1 $5.7 4Q21 3Q22 4Q22 $11.8 $14.1 $15.2 4Q21 3Q22 4Q22

BALANCE SHEET UPDATE As of December 31, 2022 9 | Investor Presentation We had more than $40 million of cash and liquidity as of 12/31/22, given recent actions to further optimize working capital management In 2023, our capital allocation priorities will include debt reduction, organic investments in new IP; and opportunistic investments in complementary, immediately accretive bolt - on acquisitions Cash and LOC Availability at Quarter - End ($MM) Net Debt Outstanding (1) ($MM) Operating Working Capital ($MM) Total Inventory ($MM) (1) On August 4, 2022, Broadwind entered into a $35.0 million Senior Secured Revolving Credit Facility (the “Credit Facility” ), including an optional $10.0 million accordion feature, and a $7.6 million Senior Secured Term Loan (the “Term Loan). The Ter m L oan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0 - 2.5%, subject to the level of excess availability on the Credit Facility. At 12/31/22, net leverage was 0.7x, well within our targeted range of at or below 2.0x $14.9 $14.8 $40.1 4Q21 3Q22 4Q22 $10.5 $27.5 $1.8 4Q21 3Q22 4Q22 $18.6 $26.3 $0.5 4Q21 3Q22 4Q22 $33.4 $33.9 $44.3 4Q21 3Q22 4Q22

FULL - YEAR 2023 FINANCIAL GUIDANCE Risk - adjusted guidance implies significant y/y growth in revenue, EBITDA and margin realization 10 | Investor Presentation Risk - adjusted guidance reflects ratable demand recovery across both wind and non - wind markets in 2023 Assumes approximately 50% utilization at tower facilities as of March 2023, as if no additional tower orders are received in 2023; any additional new orders would be incremental to this guidance Assumes no changes to IRS’ 45x tax credit guidance Total Revenue ($MM) Total Adjusted EBITDA ($MM) $176.8 $200 to $220 2022A 2023E $2.4 $14 to $16 2022A 2023E

BUSINESS UPDATE

BROADWIND VISION 2025 Leveraging our precision manufacturing expertise to support energy transition technologies 12 | Investor Presentation Gross Margin 8.4% We seek to be a tier - 1 producer and supplier of customer - driven fabrications and solutions that support next - generation energy transition technologies We are positioning Broadwind to capitalize on a multi - decade investment trend within wind, solar, clean fuels, power and infrastructure Strategic Growth Priorities High - growth energy transition market focus Drive high - performance culture focused on long - term value creation Culture of accountability focused on delivering quality, innovative solutions Maximize precision manufacturing share within growing, high - value energy transition markets Partner with leading global organizations to deliver next - generation fabrications and tooling Pursue bolt - on acquisitions of complementary assets that expand capabilities and TAM Enhance service capabilities, augment product offering and accelerate our leadership position Secure pipeline of high - value backlog to support profitable growth Grow share - of - wallet with new and existing customers across diverse end - markets Drive operational excellence to support commercial success Drive margin expansion through plant optimization, operational improvements, multi - year commercial wins

TRANSFORMATIONAL NEW TOWER ORDER Announced $175 million in wind tower purchase orders to be fulfilled in 2023 and 2024 13 | Investor Presentation Gross Margin 8.4% Basic EPS ($0.09) After a two - year hiatus, domestic onshore wind tower installation activity is gradually accelerating During a period of evolving market conditions, we have continued to grow our share - of - wallet with long - term turbine OEM customers, while developing new relationships Within our wind tower business, our primary objective is to grow in excess of the broader market through organic share gains, while building stable pipeline of profitable orders that support full utilization of our tower facilities in Texas and Wisconsin $175 tower order announced in January 2023 supports at least 50% utilization across tower manufacturing system during the full - years 2023 and 2024 Transformational order advances core business development strategy Reflects the successful expansion of this customer relationship that is expected to scale, over time Order secures significant production capacity over multi - year period Order secures ~ 50 % of optimal tower production capacity across our facilities in 2023 and 2024 Anticipate ratable, paced utilization at both tower plants Ordered tower sections will be produced at both the Company’s Abilene and Manitowoc facilities Order carries favorable economics, including the benefit of federal tax credit O rder will carry a favorable margin profile, one supportive of our strategic focus on profitable growth More than doubles total backlog as of 9 / 30 / 22 Order more than doubles current total backlog, when compared to 9 / 30 / 22

PASSAGE OF IRA SUPPORTS MULTI - YEAR INVESTMENT IN WIND Inflation Reduction Act of 2022 supports multi - decade decarbonization of domestic energy grid 14 | Investor Presentation United States Onshore Wind Development Forecast (1) (Total GW Installed Annually, Excludes Repowering (2023 - 2030) United States Offshore Wind Development Forecast (1) (Total GW Installed Annually, 2023 to 2030) (1) All forecast data sourced from Wood Mackenzie as of March 2023 IRA provides transformative, long - term funding for the entire energy ecosystem, including wind and solar The passage of the IRA extends tax credit availability into the mid - 2030s The wind industry is poised to capitalize on available domestic content tax credits, providing long - term support for multi - year investments in both onshore and offshore wind development We will seek to drive growth in excess of domestic onshore installation activity growth 7.4 9.2 10.3 11.6 12.2 13.1 13.7 14.4 15.4 2023e 2024e 2025e 2026e 2027e 2028e 2029e 2030e 2031e 0.8 1.0 2.7 4.0 3.9 4.1 5.6 6.7 7.5 2023e 2024e 2025e 2026e 2027e 2028e 2029e 2030e 2031e

INFLATION REDUCTION ACT IMPACT BENEFIT At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit beginning in 2023 15 | Investor Presentation Gross Margin 8.4% Basic EPS ($0.09) Annual tower production @ 100% utilization (1) (1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the t he oretical capacity to produce up to 325 towers (2) Common OEM platforms range from 2.8 to 3.4 MW per tower (3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(iii) (4) $0.03 x 1,000,000 watts per MW (5) Assuming average MW per tower of 3.1 Average MW per Tower (2) Total Watts per MW Cents Per Watt (3) Financial benefit of 45x credit per MW (4) Average benefit per tower (5) The IRA serves to materially enhance tower production economics beginning in 2023 The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind. Included within section 45x of the IRA is a provision for a new advanced manufacturing tax credit for which this order qualifies. 325 towers 3.1 avg. MW per tower 1,000,0000 $0.03 per watt $30,000 $93,000 Theoretical annual gross profit benefit to Broadwind $30 million Theoretical IRA Benefit to Broadwind Quantifying potential impact of the 45x advanced manufacturing credit

APPENDIX

CORPORATE OVERVIEW Leading U.S. based precision manufacturer supporting the clean energy transition 17 | Investor Presentation Why We Win Unique Value Proposition Our Customer Base Established OEM Relationships What We Do Precision manufacturing within wind sector and other diverse end - markets Heavy Fabrications Segment • We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications • Proven engineering and technical capabilities • Expertise in manufacturing large, complex fabrications • Integrated design, sourcing, fabrication, machining, coating, assembly • Stringent testing and quality capabilities • Targeted, multi - industry focus • We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets Gearing Segment Industrial Solutions Segment • We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets Our Manufacturing Base Established OEM Relationships Manitowoc, WI Tower Manufacturing Industrial Fabrications Facility Abilene, TX Tower Manufacturing Industrial Fabrications Facility Cicero, IL Gear Manufacturing and Gearbox Repair Facility Pittsburgh, PA Gearbox Repair and Heat Treat Facility Sanford, NC Industrial Solutions and Gearbox Repair Facility

18 | Investor Presentation INDEPENDENT WIND ENERGY MANUFACTURERS Broadwind is a Key Link in the Value Chain Wind Blade Gearing / Nacelle Power Cables / System Tower

EXHIBIT A Orders, Revenues and Operating Income (Loss) Consolidated and by Segment 19 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 20 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 21 | Investor Presentation

EXHIBIT C Consolidated Statement of Cash Flows 22 | Investor Presentation

EXHIBIT D Consolidated Balance Sheet 23 | Investor Presentation

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